                                                                   Exhibit 99.1

                                                          GMAC
               AGENCY RATING                              99 C1
               -----------------------------------------------------
               AAA Subordination                           31.00%
               BBB Subordination                           14.50%

               Deal Size (millions)                    $1,362.37
               Anticipated Closing Date                    2/9/99
               Top 10 Loans or Related Loans               34.74%
               Top 3 Loans or Related Loans                14.41%

               DEAL STATISTICS
               Wtd Avg DSCR                                 1.46
               Min. DSCR                                    1.00
               % DSCR < 1.25%                              14.49%
               Wtd Avg CLTV                                70.02%
               Max. CLTV                                   96.34%
               % CLTV > 75%                                30.87%
               % CLTV > 80%                                 2.01%

               PROPERTY TYPES
               % Hotel/Hospitality/Lodging                  4.20%
               % Office                                    27.80%
               % Retail                                    15.76%
               % Multifamily                               31.28%
               % Industrial                                 5.25%
               % Mobile Home Park                           4.14%
               % Mixed Use                                  1.21%
               % Skilled Nursing                            4.68%
               % Assisted Living Facility                   1.43%
               % Congregate Care                            2.41%
               % Other                                      1.84%
                                                       ----------
                                                          100.00%
                                                       ----------

Disclaimer:

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisors. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal.

This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

-----------------------------------------------------------
                          Top 3
                      States Where
Property Types         Applicable              % Deal
-----------------------------------------------------------
% Lodging
                           TX                   1.413
                           DC                   0.870
                           OH                   0.447
                                             --------
                                                2.730
                                             ========
% Office
                           CA                  10.355
                           NY                   5.185
                           MI                   2.975
                                             --------
                                               18.515
                                             ========
% Retail
                           NY                   4.865
                           CA                   2.529
                           FL                   2.510
                                             --------
                                                9.904
                                             ========
% Multifamily
                           CA                   4.839
                           MO                   2.330
                           IA                   2.241
                                             --------
                                                9.410
                                             ========
% Industrial
                           CA                   2.482
                           MD                   0.671
                           GA                   0.554
                                             --------
                                                3.707
                                             ========
% Mobile Home park
                           NV                   0.974
                           CO                   0.757
                           MI                   0.660
                                             --------
                                                2.391
                                             ========
% Mixed Use
                           NY                   0.660
                           CA                   0.550
                                             --------
                                                1.210
                                             ========
% Skilled Nursing
                           PA                   2.058
                           TX                   1.471
                           IL                   0.438
                                             --------
                                                3.967
                                             ========
% Other
                           CA                   0.681
                           VT                   0.659
                           GA                   0.417
                                             --------
                                                1.757
                                             ========